Note 5 - Intangible Assets	12 Months Ended
Oct. 31, 2025
Notes to Financial Statements
Intangible Assets Disclosure [Text Block]
(5)	Intangible Assets

Aggregate amortization expense for amortizing intangible assets was $54,399 and $54,062 for the years ended October 31, 2025 and 2024, respectively. Amortization of intangible assets is calculated using a straight-line method over the estimated useful lives of the intangible assets. Amortization expense is estimated to be approximately $53,000 for each of the next five years. The gross carrying amounts and accumulated amortization of intangible assets subject to amortization as of October 31, 2025 was $883,708 and $422,387, respectively. The gross carrying amounts and accumulated amortization of intangible assets subject to amortization as of October 31, 2024 was $879,963 and $367,989, respectively.